AMENDMENT NO. 1
TO
MICHAEL RICHARD
EXECUTIVE EMPLOYMENT AGREEMENT

            THIS AMENDMENT NO. 1 TO EXECUTIVE EMPLOYMENT AGREEMENT, dated April 28, 2005 (the "Amendment") amends the Executive Employment Agreement dated June 10, 2004 (the "Agreement"), by and between MICHAEL RICHARD ("Executive") and VILLAGEEDOCS, a California corporation ("Company").

W I T N E S S E T H:

            WHEREAS, Executive and Company are parties to the Agreement pursuant to which, among other things, Executive is engaged as Chief Financial Officer of the Company; and

            WHEREAS, the parties desire to amend the Agreement as provided herein.

            NOW, THEREFORE, in consideration of the material promises and agreements herein made and intending to be legally bound, the parties hereto hereby agree as follows:

1.               Definitions.  Unless the context hereof indicates otherwise, all capitalized terms used herein shall have the same meaning as such capitalized terms are defined in the Agreement.

2.               Amendments.       The Agreement is hereby amended as follows:

(i)  The first sentence of Section 3(a) of the Agreement is hereby deleted in its entirety, and replaced with the following language:

(a) Annual Base Salary.  Effective with the pay period beginning April 16, 2005, the Executive shall receive an annual base salary at a rate of One Hundred Thousand Dollars ($100,000), payable in installments consistent with the Company's normal payroll schedule.  The Chief Executive Officer shall review this base salary at annual intervals, and may adjust the Executive's annual base salary from time to, provided, however, that the salary for the twelve month period beginning June 16, 2006 and for each succeeding twelve month period shall not be less than 105% of the salary for the prior twelve month period.

(ii) Section 3(b) of the Agreement is hereby amended to read as follows:

(b) Stock Options.  Executive shall receive a stock option grant of 650,000 shares of Company common stock (the "Option Shares").  The Option Shares will vest over a five (5) year period from the Effective Date; provided that Executive is employed as of any vesting date and if Executive is terminated for cause, all unvested stock will be forfeited and cancelled; and provided further that Executive shall be fully vested in any, then unvested Option Shares (A) in the event of the termination of Executive's employment by the Company other than for Cause (as defined below), (B) upon the consummation of a Change in Control, or (C) upon the death or disability of the Executive.  This stock option grant shall be under the Company 2002 Incentive Stock Option Plan and the parties shall enter into a separate stock option agreement reflecting the terms of this stock option grant.  The stock option grant shall provide that any vested options, may be exercised at any time within 7 years after the date of vesting, except that any options that vest because of an event described in (A), (B) or (C) may be exercised only during the seven (7) year period beginning on occurrence of the vesting event.  The stock option grant shall further provide that, if at any time when there is not an effective Registration Statement on Form S-8 covering the option shares, the Company shall determine to prepare and file with the Securities and Exchange Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of 1933 of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act), the Company provide the Executive with written notice of such determination and, if the Executive so desires, the Company will cause the registration under the Securities Act of such number of option shares as the Executive shall designate.  The Company shall use its best efforts to register, and maintain the effectiveness of the registration, for resale all of the Option Shares granted to Executive pursuant to a Form S-8 (or any successor form) registration statement under the Securities Act.

(iii)  Section 4(b) of the Agreement is deleted and replaced with the following:

(b)  Vacation.  The Executive shall be entitled to three weeks of vacation during each year during the term of this Agreement and any extensions thereof, prorated for partial years.

            IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective duly authorized representatives as of the date first set forth above.

VILLAGEEDOCS                                                      EXECUTIVE:

By:  /s/ K. Mason Conner                                           /s/ Michael A. Richard
Name: K. Mason Conner                                            Michael A. Richard
Title:  Chief Executive Officer